                AmeriCredit Automobile Receivables Trust 1998-A
                      Class A-1 5.560% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 5.880% Asset Backed Notes
                      Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                               06/01/98
Monthly Period Ending:                                  06/30/98


I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:


   A. Beginning of period Aggregate Principal Balance                               $403,617,833
                                                                                   -------------
   B. Purchase of Subsequent Receivables                                                       0
                                                                                   -------------
   C. Monthly Principal Amounts

      (1) Collections on Receivables outstanding
            at end of period                                           10,957,570
                                                                      -----------
      (2) Collections on Receivables paid off
            during period                                               2,920,912
                                                                      -----------
      (3) Receivables becoming Liquidated Receivables
            during period                                               2,920,030
                                                                      -----------
      (4) Receivables becoming Purchased Receivables
            during period
                                                                      -----------
      (5) Cram Down Losses occurring during period
                                                                      -----------
      (6) Other Receivables adjustments                                    34,709
                                                                      -----------
      (7) Less amounts allocable to Interest                           (5,983,686)
                                                                      -----------

      Total Monthly Principal Amounts                                                 10,849,535
                                                                                   -------------
   D. End of period Aggregate Principal Balance                                     $392,768,298
                                                                                   -------------
                                                                                   -------------
   E. Pool Factor                                                                     92.416073%
                                                                                   -------------
                                                                                   -------------

II. MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                          Class A-1       Class A-2        Class A-3          TOTAL
                                                          ---------       ---------        ---------          -----
    A. Beginning of period Note Balance                  $65,390,754     $200,000,000     $128,000,000     $393,390,754
                                                        ---------------------------------------------------------------
    B. Noteholders' Principal Distributable Amount        10,849,535                0                0       10,849,535
    C. Noteholders' Accelerated Principal Amount           1,575,199                0                0        1,575,199
    D. Accelerated Payment Amount Shortfall                   54,141                0                0           54,141
    E. Note Prepayment Amount                                      0                0                0                0
    F. Deficiency Claim Amount                                     0                0                0                0
                                                        ---------------------------------------------------------------

    G. End of period Note Balance                        $52,911,879     $200,000,000     $128,000,000     $380,911,879
                                                        ---------------------------------------------------------------
                                                        ---------------------------------------------------------------
    H. Note Pool Factors                                  54.548329%      100.000000%      100.000000%       89.626324%
                                                        ---------------------------------------------------------------
                                                        ---------------------------------------------------------------

     RECONCILIATION OF PRE-FUNDING ACCOUNT:
III.


     A. Beginning of period Pre-Funding Account balance                                                                        $0
                                                                                                                    -------------
     B. Purchase of Subsequent Receivables                                                                   0
                                                                                                 -------------
     C. Investment Earnings                                                                                  0
                                                                                                 -------------
     D. Investment Earnings Transfer to Collections Account                                                  0
                                                                                                 -------------
     E. Payment of Mandatory Prepayment Amount                                                               0
                                                                                                 -------------
                                                                                                                                0
                                                                                                                    -------------
     F. End of period Pre-Funding Account balance                                                                              $0
                                                                                                                    -------------
                                                                                                                    -------------


     CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
IV.


     A. Total Monthly Principal Amounts                                                                               $10,849,535
                                                                                                                    -------------
     B. Required Pro-forma Security Balance                                                        353,491,468
                                                                                                 -------------
     C. Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)      382,541,219
                                                                                                 -------------
     D. Step-down Amount  (B. - C.)                                                                                             0
                                                                                                                    -------------
     E. Principal Distributable Amount  (A.- D.)                                                                      $10,849,535
                                                                                                                    -------------
                                                                                                                    -------------

     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:


V.   A. Beginning of period Capitalized Interest  Account balance                                                              $0
                                                                                                                    -------------
     B. Monthly Capitalized Interest Amount                                                                  0
                                                                                                 -------------
     C. Investment Earnings                                                                                  0
                                                                                                 -------------
     D. Investment Earnings Transfer to Collections Account                                                  0
                                                                                                 -------------
     E. Payment of Overfunded Capitalized Interest Amount                                                    0
                                                                                                 -------------
     F. Payment of Remaining Capitalized Interest Account                                                    0
                                                                                                 -------------
                                                                                                                                0
                                                                                                                    -------------
     G. End of period Capitalized Interest Account balance                                                                     $0
                                                                                                                    -------------
                                                                                                                    -------------

     RECONCILIATION OF COLLECTION ACCOUNT:


VI.  A. Available Funds:

        (1) Collections on Receivables during period
              (net of Liquidation Proceeds)                                                        $13,878,482
                                                                                                 -------------
        (2) Liquidation Proceeds collected
              during period                                                                          1,339,980
                                                                                                 -------------
        (3) Purchase Amounts deposited in Collection
              Account
                                                                                                 -------------
        (4)(a) Investment Earnings - Collection Account                                                 41,417
                                                                                                 -------------
           (b) Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                 -------------
           (c) Investment Earnings - Transfer From Capitalized Interest Account                              0
                                                                                                 -------------
        (5) Collection of Supplemental Servicing Fees
           (a) Extension Fees                                                                           11,088
                                                                                                 -------------
           (b) Repo and Recovery Fees Advanced                                                          34,416
                                                                                                 -------------
           (c) Other Fees                                                                               48,620
                                                                                                 -------------
        (6) Monthly Capitalized Interest Amount                                                              0
                                                                                                 -------------
        (7) Mandatory Prepayment Amount
                                                                                                 -------------

         Total Available Funds                                                                                         15,354,003
                                                                                                                    -------------

     B. Distributions:

        (1) Base Servicing Fee and Supplemental Servicing Fees
           (a) Base Servicing Fee                                                                      754,260
                                                                                                 -------------
           (b) Repo and Recovery Fees                                                                   34,416
                                                                                                 -------------
           (c) Bank Service Charges                                                                     10,449
                                                                                                 -------------
           (d) Other Fees                                                                               48,620
                                                                                                 -------------
        (2) Agent fees                                                                                   2,523
                                                                                                 -------------
        (3) Refunds of Overpayments paid by AFS                                                              0
                                                                                                 -------------
        (4) Noteholders' Interest Distributable Amount
           (a) Class A - 1                                                                             313,076
                                                                                                 -------------
           (b) Class A - 2                                                                             994,799
                                                                                                 -------------
           (c) Class A - 3                                                                             627,200
                                                                                                 -------------

        (5) Noteholders' Principal Distributable Amount
           (a) Class A - 1                                                                          10,849,535
                                                                                                 -------------
           (b) Class A - 2                                                                                   0
                                                                                                 -------------
           (c) Class A - 3                                                                                   0
                                                                                                 -------------

        (6) Security Insurer Premiums                                                                  143,926
                                                                                                 -------------

        Total distributions                                                                                            13,778,804
                                                                                                                    -------------
     C. Excess Available Funds  (or Deficiency Claim Amount)                                                            1,575,199
                                                                                                                    -------------
     D. Noteholders' Accelerated Principal Amount                                                                      (1,575,199)
                                                                                                                    -------------
     E. Deposit to Spread Account                                                                                              $0
                                                                                                                    -------------
                                                                                                                    -------------


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A. Excess Available Funds  (VI.C.)                                                            $1,575,199
                                                                                                 -------------
      B. Pro Forma Security Balance    (II.A.-II.B.)                                               382,541,219
                                                                                                 -------------
      C. Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                353,491,468
                                                                                                 -------------
      D. Excess of Pro Forma Balance over Required Balance   (B. - C.)                              29,049,751
                                                                                                 -------------
      E. End of Period  Class A-1 Note Balance (before accel. payments)                             54,541,219
                                                                                                 -------------
      F. Greater of D. or E.                                                                        54,541,219
                                                                                                 -------------
      G. Accelerated Principal Amount  (lesser of  A. or F.)                                                           $1,575,199
                                                                                                                    -------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL


      A. Pro Forma Security Balance                                                               $382,541,219
                                                                                                 -------------
      B. Required Pro Forma Security Balance                                                       353,491,468
                                                                                                 -------------
      C. Excess of Pro Forma Balance over Required Balance   (A. - B.)                              29,049,751
                                                                                                 -------------
      D. End of Period  Class A-1 Note Balance (before accel. payments)                             54,541,219
                                                                                                 -------------
      E. Greater of C. or D.                                                                        54,541,219
                                                                                                 -------------
      F. Excess Available Funds  (VI.C.)                                                             1,575,199
                                                                                                 -------------
      G. Investment Earnings on Collection Account                                                      41,417
                                                                                                 -------------
      H. Accelerated Payment Amount Shortfall (E.- F.+G.)                                                             $53,007,437
                                                                                                                    -------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:


      A. Beginning of period Spread Account balance                                                                   $12,750,000
                                                                                                                    -------------
      B. Additions to Spread Account
         (1) Deposits from Collections Account (VI. E.)                                                      0
                                                                                                 -------------
         (2) Investment Earnings                                                                        54,141
                                                                                                 -------------
         (3) Deposits Related to Subsequent Receivables Purchases                                            0
                                                                                                 -------------
         Total Additions                                                                                                   54,141
                                                                                                                    -------------
      C. Less Deficiency Claim Amount
                                                                                                                    -------------
      D. Spread Account balance available for  withdrawals                                                             12,804,141
                                                                                                                    -------------
      E. Requisite Amount of Spread Account
         (1) Initial Spread Account Deposit                                                         $9,749,989
                                                                                                 -------------
         (2) Subsequent Spread Account Deposits                                                      3,000,011
                                                                                                 -------------
         (3) Total Initial & Subsequent Spread Account Deposits (1)+(2)                             12,750,000
                                                                                                 -------------
         (4) $100,000                                                                                  100,000
                                                                                                 -------------
         (5) 2% of Original Pool Balance (total deliveries)                                          8,500,000
                                                                                                 -------------
         (6) End of period Note Balance (before accel. principal shortfall calc)                   380,966,020
                                                                                                 -------------
         (7) Lesser of (5) or (6)                                                                    8,500,000
                                                                                                 -------------
         (8) Floor Amount Greater of (4) or (7)                                                      8,500,000
                                                                                                 -------------
         (9) Aggregate Principal Balance                                                           392,768,298
                                                                                                 -------------
        (10) End of period Note Balance (before accel. principal shortfall calc)                   380,966,020
                                                                                                 -------------
        (11) Line (9) less line (10)                                                                11,802,278
                                                                                                 -------------
        (12) OC level     (11) / (9)                                                                     3.00%
                                                                                                 -------------
        (13) 13% less OC level, if OC level is greater than 10%                                            n/a
                                                                                                 -------------
        (14) If OC level is equal to or greater than 10%, Percent in
               (13) x End of Period Aggregate Principal Balance                                            n/a
                                                                                                 -------------
        (15) If OC level is less than 10%, 3% of Original Pool Balance
                (total deliveries)                                                                  12,750,000
                                                                                                 -------------
        (16) 15% of end of period Aggregate Principal Balance if Trigger Date                              n/a
                                                                                                 -------------

        Requisite Amount of Spread Account (either (3), (8), (14), (15), or
          (16) as applicable)                                                                                          12,750,000
                                                                                                                    -------------
     F. Withdrawals from Spread Account
         (1) Priority Second through Third
                                                                                                 -------------
         (2) Priority Fourth - Accelerated Payment Amount Shortfall               53,007,437
                                                                               -------------
               Accelerated Payment Amount Shortfall in Excess of Requisite
                 Amount                                                                                 54,141
                                                                                                 -------------
         (3) Priority Fifth through Sixth
                                                                                                 -------------
         (4) Priority Seventh - to Servicer
                                                                                                 -------------
         Total withdrawals                                                                                                 54,141
                                                                                                                    -------------
     G. End of period Spread Account balance                                                                          $12,750,000
                                                                                                                    -------------


X.  MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A. Beginning of period number of Receivables                        33,567
                                                                     ---------
    B. Number of Subsequent Receivables Purchased                            0
                                                                     ---------
    C. Number of Receivables becoming Liquidated
         Receivables during period                                         228
                                                                     ---------
    D. Number of Receivables becoming Purchased
         Receivables during period
                                                                     ---------
    E. Number of Receivables paid off during period                        271
                                                                     ---------
    F. End of period number of Receivables                              33,068
                                                                     ---------
                                                                     ---------


XI. STATISTICAL DATA:

    A. Weighted Average APR of the Receivables                          19.19%
                                                                     ---------
    B. Weighted Average Remaining Term of the Receivables                51.24
                                                                     ---------
    C. Average Receivable Balance                                      $11,878
                                                                     ---------
    D. Aggregate Realized Losses                                    $3,122,796
                                                                    ----------


By:
       ----------------------------------
Name:  Preston A. Miller
Title: Senior Vice President and Treasurer
Date:  July 1, 1998

                 AmeriCredit Automobile Receivables Trust 1998-A
                       Class A-1 5.560% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 5.880% Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 17, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:                              06/01/98
Monthly Period Ending:                                 06/30/98



I.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                        Class A-1          Class A-2         Class A-3          TOTAL
                                                        ---------          ---------         ---------          -----
    A. Preliminary End of period Note Balance          $52,911,879        $200,000,000     $128,000,000      $380,911,879
                                                       ------------------------------------------------------------------
    B. Deficiency Claim Amount                                   0                   0                0                 0
                                                       ------------------------------------------------------------------
    C. End of period Note Balance                      $52,911,879        $200,000,000     $128,000,000      $380,911,879
                                                       ------------------------------------------------------------------
                                                       ------------------------------------------------------------------
    D. Note Pool Factors                                54.548329%         100.000000%      100.000000%        89.626324%
                                                       ------------------------------------------------------------------
                                                       ------------------------------------------------------------------

II. RECONCILIATION OF SPREAD ACCOUNT:

    A. Preliminary End of period Spread Account balance                                                       $12,750,000
                                                                                                             ------------
    B. Priority First - Deficiency Claim Amount from preliminary certificate                                            0
                                                                                                             ------------
    C. End of period Spread Account balance                                                                   $12,750,000
                                                                                                             ------------

X.  PERFORMANCE TESTS:

    A. Delinquency Ratio
       (1) Receivables with Scheduled Payment
             delinquent more than 60 days
             at end of period                                                                $7,809,036
                                                                                           ------------
       (2) Purchased Receivables with Scheduled Payment
             delinquent more than 60 days at end of period
                                                                                           ------------
       (3) Beginning of period Principal Balance                                            403,617,833
                                                                                           ------------
       (4) Delinquency Ratio (1)+(2) divided by (3)                                                                 1.93%
                                                                                                             ------------
       (5) Previous Monthly Period Delinquency Ratio                                                                1.49%
                                                                                                             ------------
       (6) Second previous Monthly Period Delinquency Ratio                                                         0.69%
                                                                                                             ------------
       (7) Average Delinquency Ratio (4)+(5)+(6)
             divided by 3                                                                                           1.37%
                                                                                                             ------------
       (8) Compliance (Delinquency Test Failure is a
             Delinquency Ratio equal to or greater than 5.00%)                                                       yes
                                                                                                             ------------


                                       1


    B. Cumulative Default Rate
       (1) Defaulted Receivables in Current Period                                           $3,694,638
                                                                                           ------------
       (2) Cumulative Defaulted Receivables Including
             Defaulted Receivables in Current Period                                         10,361,235
                                                                                           ------------
       (3) Original Pool Balance                                                            424,999,989
                                                                                           ------------
       (4) Cumulative Default Rate (2) divided by (3)                                                               2.44%
                                                                                                             ------------
       (5) Compliance (Default Test Failure is a Cumulative
             Default Rate equal to or greater than 8.74%.)                                                           yes
                                                                                                             ------------


    C. Cumulative Net Loss Rate
       (1) Receivables becoming Liquidated Receivables during period                         $2,920,030
                                                                                           ------------
       (2) Purchased Receivables with Scheduled
             Payment delinquent more than 30 days at end of period
                                                                                           ------------
       (3) Cram Down Losses occurring during period
                                                                                           ------------
       (4) Liquidation Proceeds collected during period                                     (1,339,980)
                                                                                           ------------
       (5) Net Losses during period (1)+(2)+(3)-(4)                                           1,580,050
                                                                                           ------------
       (6) Net Losses since Initial Cut-off Date (Beginning of Period)                        1,542,746
                                                                                           ------------
       (7) 50% of Receivables with Scheduled Payment delinquent
             more than 90 days at end of period                                               1,989,830
                                                                                           ------------
       (8) Original Aggregate Principal Balance plus Pre-Funded
             Amount as of the Closing Date                                                  425,000,000
                                                                                           ------------
       (9) Cumulative Net Loss Rate (5)+(6)+(7)
             divided by (8)                                                                                         1.20%
                                                                                                             ------------
      (10) Compliance (Net Loss Test Failure is a
             Net Loss Rate equal to or greater than 5.00%.)                                                          yes
                                                                                                             ------------
    D. Extension Rate
       (1) Principal Balance of Receivables extended during current
             period                                                                           1,513,807
                                                                                           ------------
       (2) Beginning of Period Aggregate Principal Balance                                  403,617,833
                                                                                           ------------
       (3) Extension Rate (1) divided by (2)                                                                        0.38%
                                                                                                             ------------
       (4) Previous Monthly Extension Rate                                                                          0.17%
                                                                                                             ------------
       (5) Second previous Monthly Extension Rate                                                                   0.11%
                                                                                                             ------------
       (6) Average Extension Rate (3)+(4)+(5)
             divided by 3                                                                                           0.22%
                                                                                                             ------------
       (7) Compliance (Extension Test Failure is an
             Extension Rate equal to or greater than 4%.)                                                            yes
                                                                                                             ------------

XI. DELINQUENCY:

    A. Receivables with Scheduled Payment delinquent
       (1) 31-60 days                                                       #    1,633          $18,609,484          4.61%
                                                                            ----------------------------------------------
       (2) 61-90 days                                                              391            6,155,904          1.53%
                                                                            ----------------------------------------------
       (3) over 90 days                                                            129            1,653,132          0.41%
                                                                            ----------------------------------------------
       Receivables with Scheduled Payment delinquent
         more than 30 days at end of period                                      2,153          $26,418,520          6.55%
                                                                            ----------------------------------------------
                                                                            ----------------------------------------------


By:
       -------------------------------------
Name:  Preston A. Miller
Title: Senior Vice President and Treasurer
Date:  July 6, 1998


                                       2